Exhibit 99.3 HM Torrelodones – Madrid, Spain INVESTOR UPDATE APRIL 2022

® AT THE VERY HEART OF HEALTHCARE.

FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual guidance for net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets, rising inflation or movements in currency exchange rates; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of the our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xv) potential environmental contingencies and other liabilities; (xvi) the risk that property sales, loan repayments, and other capital recycling transactions do not occur; (xvii) the accuracy of our methodologies and estimates regarding environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts; and (xviii) the risk that the sale by Steward of its Utah operations to HCA does not occur. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and as updated in our quarterly reports on Form 10-Q. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

WHO IS MPT? MPT IS THE ONLY VEHICLE FOR INVESTMENT IN HOSPITAL REAL ESTATE IN THE MOST ADVANCED GLOBAL MARKETS From our inception, we have executed a single, unchanging strategy to deliver to our shareholders: • Premium real estate returns • Backed by long-term net leases of the most critical facilities in the healthcare delivery continuum • Giving us the highest-priority position among all creditors • Inflation protection 4

LONG-TERM OUTPERFORMANCE:
WELL-COVERED DIVIDEND AND SUSTAINED AFFO PER SHARE GROWTH

CASH CANNOT BE ENGINEERED OR MANIPULATED

Since 2012:

$8.3 BILLION IN SHAREHOLDER VALUE CREATION[1]

- $3.2 billion in cash dividends paid
- $5.1 billion equity capital appreciation



AFFO and Dividends Paid ($ thousands; 2012 - 2021)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
AFFO
Dividends Paid

356% TOTAL SHAREHOLDER RETURN (TSR), OUTPACING:

- 102% Dow Jones U.S. Real Estate Health Care Index
- 192% MSCI U.S. REIT Index
- 277% S&P 400



Annual AFFO and Dividends Paid per Share (2012 to 2021)
Reflects dilution from September 2018 sale of 50% of MEDIAN-leased facilities to Primonial for €500 million gain and $1.2 billion in cash proceeds
$1.55
$1.35
$1.15
$0.95
$0.75
$0.55
$0.35
$0.15
100%
95%
90%
85%
80%
75%
70%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
AFFO per Share
Dividends Paid per Share
AFFO Payout (right axis)

1. Calculated as dividends paid plus increase in equity market capitalization, less equity issued
Source: Factset, S&P Global, Company Disclosure

Reconciliation of net income to normalized and adjusted funds from operations, on a total and per share basis, is provided in the Appendix.

5

MPT STOCK (NYSE: MPW) INEXPENSIVE ON CASH EARNINGS METRICS CASH CANNOT BE ENGINEERED OR MANIPULATED 2022E AFFO MULTIPLE (CONSENSUS) 35.0x 29.9x 30.0x 23.4x 23.4x 25.0x 20.9x 20.2x 20.0x 16.9x 12.5x 15.0x 10.0x 10.0x 5.0x 0.0x WELL VTR PEAK HTA HR DOC MPW OHI DIVIDEND YIELD AND 2022E AFFO PAYOUT (CONSENSUS) 12.0% 9.8% 110% 10.0% 8.0% 90% 6.4% 5.2% 6.0% 4.4% 70% 4.1% 3.5% 3.1% 4.0% 2.6% 50% 2.0% 0.0% 30% OHI MPW DOC HR HTA PEAK VTR WELL Dividend Yield AFFO Payout (right axis) 6 1. Represents reciprocal of approximate cash yield on transaction Source: S&P Global, Factset. Priced April 26, 2022 at close.

PROFITABILITY, EVEN IN THE WORST OF CIRCUMSTANCES ADEPTUS CASE STUDY: RENT NOT REDUCED AND TENANT NOT SUBSIDIZED MPT model mitigates operator-specific risks such that, even in event of bankruptcy: RENTS ARE PAID VALUE IS PROTECTED NEW TENANTS ARE AVAILABLE In the case of $415 million initial investment in 59 Adeptus facilities: UNDERWRITING STRUCTURE CONTINGENCIES ✓ Facilities are identified as ✓ Multiple master lease structure ✓ Industry knowledge and necessary infrastructure of local guarantees MPT right to “take relationships with competing not- hospital delivery systems back” all properties upon default for-profit and for-profit operators such as Dignity Health, UC Health, Ochsner, Methodist, HCA and ✓ MPT demands “hub and spoke” ✓ Absolute net lease drafted others structure of Adeptus FSEDs rigorously to withstand around three general acute bankruptcy law scrutiny hospitals No luck involved: profitable outcome despite bankruptcy of operator the direct result of unique expertise, foresight and careful planning characteristic of virtually all MPT investments 1 ▪ $340 million fair market value of 37 properties re-leased, in most cases at materially identical double-digit lease yields ▪ $135 million realized value on sale of 19 properties 2 ▪ $9 million fair market value of three remaining vacant properties ▪ $484 million total fair market value 17% above original investment 7 1. 2022 annual rent divided by estimated market cap rate (6.5% weighted average) 2. Expected sale price based on ongoing negotiations

NET LEASE CASH YIELDS
SHOULD TREND "UP AND TO THE RIGHT"

THIS IS EXACTLY WHAT MPT'S LEASES OFFER

Generic MPT lease example, assuming:

- $100 million lease base
- 8% initial cash yield beginning in 2012
- 2% minimum escalators through 2021
- 5% CPI-based escalators beginning in 2022

Indicative of virtually every lease in MPT's portfolio, except each lease's commencing and escalating rates are individually negotiated…



CASH RENT
Yields grow more rapidly when inflation-dictated rents exceed minimum escalator
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
$9,000,000
$8,500,000
$8,000,000
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

…but this is a completely different measure than charting the growth of a net lease REIT's consolidated balance sheet – especially across a period of compressing market cap rates

REASONS FOR DECREASING CONSOLIDATED YIELD-ON-COST:

- Larger leases signed during recent period of extraordinary, but strongly accretive, asset growth (top decile among REITs) dominate portfolio "mix"
- Earlier-year leases signed at higher, since-escalated yields are simply smaller in size than recent deals at lower cap rates
- Analysis in a vacuum is misleading, as it ignores declining cost of capital over same period (constant spreads)
- International transactions and related debt costs are lower than in U.S.
- Entirely unrelated to straight-line rent accounting
  - Historical disclosed straight-line rent write-offs virtually all related to re-tenanting and highly profitable property sales
  - No adjustments for lease amendments



CASH YIELD-ON-COST[1]
International total pro forma gross assets increase by $6.6 billion
Commencing yield includes benefit of higher early-year cap rates and cumulative escalation of yields since inception
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
YoY Increase in Gross Assets ($ millions; right axis)
Cash Yield-on-Cost

1. GAAP rent billed, divided by average of prior and current year balances of land, buildings and improvements, intangible lease assets, and other

8

MPT COVERAGE REPORTING METHODOLOGY:

BOTTOM-UP APPROACH MATCHES MPT UNDERWRITING PHILOSOPHY AND LEASE MECHANICS

MPT REPORTING METHODOLOGY

- ✓ Property-specific coverages
- ✓ TTM coverages calculated based on actual, unadjusted EBITDARM results as presented in tenant reporting and cash rent owed to MPT[1]
- ✓ GAAP-based and unadjusted: net revenues, less direct operating expenses[1]
- ✓ Aggregated into various reporting categories, and now by tenant
- ✓ MPT leases ensure immediate control of properties in rare event of parent-level distress
- ✓ Property-level sensitivity to periods of outsized labor and other cost inflation are evaluated in hospital underwriting, even though CMS Acute Inpatient PPS reimbursement has exceeded inflation over long periods of time

CMS COST REPORT METHODOLOGY*

- CMS reporting is neither GAAP nor cash-based
- Individual hospitals use CMS Worksheet A to report on certain CMS allowable expenses for the purpose of informing future reimbursement
- On separate CMS Worksheet G-2, from which information is made available to third-party data providers, individual hospitals are afforded additional discretion to include the broader scope of costs in "operating expenses" and may report, where applicable, items not limited to:
  - A. Certain capital expenditures
  - B. Rent expense
  - C. Depreciation and amortization
  - D. Interest expense on asset-backed loans
  - E. Income tax expense
  - F. Facility-level overhead
  - G. Allocated corporate expenses from "home office" CMS cost reports

* Similarly, American Hospital Association Annual Survey data reports margins based on *total* expenses and clearly advertises the calculation as such[2]

Source: Analysis of American Hospital Association Annual Survey data, 2016, for community hospitals.
(1) Total Hospital Margin is calculated as the difference between total net revenue and total expenses divided by total net revenue.
(2) Operating Margin is calculated as the difference between operating revenue and total expenses divided by operating revenue.

1. Total grants received by operators during the period between March 2020 and June 2021 have been spread evenly by quarter from Q2 2020 through Q2 2021
2. Source: https://www.aha.org/system/files/2018-05/2018-chartbook-table-4-1.pdf

9

HOSPITAL UNDERWRITING IS MPT’S CORE COMPETENCY CASH FLOW GENERATION OF PROPERTIES ALONE SUPPORTS GROWING RENTS, CASH REAL ESTATE GAINS MPT INVESTMENT IN STEWARD HOSPITALS HAS BEEN HIGHLY SUCCESSFUL $4.5 billion of investments in properties initially operated by Steward $4.3 billion (95%) of MPT’s consideration was paid directly to sellers of real estate such as Community Health, IASIS and Tenet Health or immediately paid by Steward to its prior private equity sponsor • Materially all of remaining $200 million was paid to Steward in July 2020 Utah sale-leaseback transaction • Facility-level cash flow has covered more than $1.4 billion in cash rent and interest collected since Q4 2016 1 • FY 2021 property-level EBITDARM rent coverage of 2.8x MPT’S CONSERVATIVE UNDERWRITING DEMONSTRATED IN: $600 million approximate real estate gain realized on Massachusetts partnership transaction • Certain options related to HCA Healthcare’s agreement to lease MPT’s Utah hospitals (currently operated by Steward) which effectively guarantee MPT the right to sell the properties to HCA at the higher of market or MPT’s basis 10 1. See MPT Q1 2022 supplemental for disclosures related to EBITDARM rent coverage reporting

HOSPITAL UNDERWRITING IS MPT'S CORE COMPETENCY

STEWARD HOSPITAL UNDERWRITING CASE STUDIES

	STEWARD MASS. PORTFOLIO	UTAH HOSPITALS (IASIS HEALTHCARE)	SCENIC MOUNTAIN MEDICAL CENTER
			
	Oct 2016 · *9 Hospitals* · *MA*	*Sept 2017* · *5 Hospitals* · *UT*	*Oct 2019* · *1 Hospital* · *TX*
INITIAL TRANSACTION	• $600 million leased properties + $600 million mortgage loan investments • Initial cash cap rate in mid-7% range	• Utah portfolio established with $1.4 billion IASIS portfolio acquisition • Portfolio included $700 million in mortgage loans on two highly profitable Utah hospitals	• MPT acquired hospital from Steward for $26 million, immediately after Steward's ~$12 million purchase of capital-starved facility
SUBSEQUENT ACTIVITY	• Mortgage loans converted to leases in 2018	• MPT funds $50 million in improvements and then pays Steward incremental $200 million* in July 2020 to lease the previously mortgaged Utah properties at market valuation of $950 million	• Full ~$14 million difference between MPT-underwritten $26 million* real estate value and Steward's price deployed into hospital improvements
OUTCOME / NOTES	• **March 2022:** Macquarie Asset Management acquires 50% interest in eight properties • MPT achieves 14% unlevered IRR and $600 million gain on sale of real estate • **Transaction validates MPT's conservative initial underwriting and Steward's value-add as an operator**	• **September 2021:** HCA Healthcare agrees to purchase Utah hospital operations from Steward • MPT to receive same cash rent and escalators under new lease to HCA, even though HCA commands a lower market cap rate than Steward • **Higher of market value or MPT's cost basis effectively guaranteed by certain options to facilitate future HCA purchase of hospitals**	• After capital improvements and implementation of Steward's model, the facility's operations improved significantly • Facility now a solid contributor to Steward master lease EBITDARM coverage • **Illustrates value of MPT underwriting process, which projects a hospital's future potential – with a capable operator and critical capital improvements**

* Incremental $200 million paid to Steward in sale-leaseback conversion and $26 million paid to Steward for Scenic Mountain Medical Center are the only two instances among $4.5 billion of total investments in Steward facilities from which acquisition consideration from MPT was ever available to Steward for discretionary use

11

MPT "EQUITY" INVESTMENTS

REAL ESTATE INVESTMENT IS THE CORE OF MPT UNCONSOLIDATED INVESTMENT ACTIVITY

- $1.5 billion equity investment representing $3.2 billion (at MPT's share) portfolio of general acute and post-acute care facilities across five countries
- Nearly 60% of equity investment comprised of formerly-consolidated Primonial JV and Macquarie partnership properties
- Remaining ~40% invested in:
  - 17 hospitals operated by Swiss Medical Network through MPT's 70% interest in the Infracore JV
  - 50% interest in eight Italian hospitals operated by PdM
  - 45% interest in two Spanish hospitals operated by HM Hospitales
- Real estate equity investments increase when a consolidated portfolio is sold into a joint venture or partnership
  - **Example 1:** MPT investments in real estate joint ventures[1] increased from roughly $120 million in Q2 2018 to about $700 million in Q3 2018 due to the closing of the Primonial joint venture of 71 German post-acute facilities leased to MEDIAN
  - **Example 2:** MPT investments in real estate joint ventures[1] increased from approximately $1.15 billion at end of 2021 to roughly $1.5 billion in Q1 2022 due to the closing of the Macquarie partnership transaction

MPT Total Pro Forma Gross Assets



13%
14%
73%
Consolidated Real Estate Investments
Unconsolidated Real Estate Investments
Other Assets

1. Includes historical shareholder loan balances, consistent with new definition of equity investments in real estate as of Q1 2022
2. Total Pro Forma Gross Assets for period 2016 - Q1 2022 is further explained in Appendix.

12

MPT "EQUITY" INVESTMENTS

HOSPITAL EXPERTISE AND COMPREHENSIVE UNDERWRITING PROCESS ALLOW FOR OPPORTUNISTIC INVESTMENTS IN HOSPITAL OPERATIONS

- Passive investments often accompany large real estate transactions
- Operators vetted as part of underwriting process
- Potential for outsized returns and organic growth
- No operating loss exposure beyond our investment
- Certain investments include protective rights
- Proven track record of realized gains on sale of operator investments (see bottom right)

MPT Total Pro Forma Gross Assets



6%
7%
14%
73%
Consolidated Real Estate Investments
Unconsolidated Real Estate Investments
Investments in Operators
Other

($ in thousands)

OPERATOR	INVESTMENT AS OF 3/31/2022	OWNERSHIP INTEREST	BASIC DESCRIPTION[1]
Steward	$363,236	N/A	Loan is secured by the equity of Steward and provides for an initial 4% cash return along with possible outsized return based on the increase in value of Steward
International Joint Venture	231,403	49.0%	A) Equity ownership interest and B) loan at a 7.5% interest rate for the purpose of investing in select international hospital operations
Springstone	192,958	49.0%	A) Equity investment and B) loan at an 8% interest rate
Priory	167,478	9.9%	A) Passive equity investment and B) variable rate loan, proceeds of which were paid to the former owner
	157,431	10.0%	A) Passive equity ownership interest and B) CHF 45 million loan as part of a syndicated loan facility
Steward	139,000	9.9%	Passive equity ownership interest; proceeds from investment paid directly to Steward's former private equity sponsor and other shareholders
Prospect Medical Holdings, Inc.	112,319	N/A	Loan earning 8% and maturing in 2026 that was originated in connection with the overall $1.55 billion acquisition of 14 facilities; proceeds were paid to prior owner
Aevis Victoria	76,029	4.6%	Passive equity interest in Aevis, a public healthcare investment company
Aspris	15,988	9.9%	Passive equity interest in Aspris, a recent spin-off of Priory's education and children's services line of business
Total	$1,455,842		

Vibra Healthcare — $43M Investment, 11% IRR

Ernest Health — $96M Investment, 13% IRR

Capella Healthcare — $489M Investment, 8% IRR, < 1 year of ownership

Median — €11.4M Investment, 19% IRR

Atos Clinics International — €1.3M Investment, 47% IRR

1. See Q1 2022 supplemental for detailed disclosure of structure, as well as other information
2. Total Pro Forma Gross Assets for period 2016 - Q1 2022 is further explained in Appendix.

13

G&A IN PERSPECTIVE

SUPERIOR ALIGNMENT: EXECUTIVE COMPENSATION IS ROUGHLY TWO-THIRDS[1] PERFORMANCE-BASED RESTRICTED STOCK GRANTS

Growth in NFFO per share and total shareholder return
DOMINATE COMPENSATION CALCULATION

Compensation plan is designed to reward only accretive and disciplined growth

~95%
AVERAGE SUPPORT OF EXECUTIVE COMPENSATION PLAN OVER LAST FIVE YEARS

$5.4 billion
SHAREHOLDER VALUE CREATION[2] SINCE BEGINNING OF 2019 AND $8.1 BILLION SINCE IPO

G&A AS A PERCENTAGE OF AVERAGE TOTAL PRO FORMA GROSS ASSETS[3]



1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.1%
1.1%
0.9%
0.8%
0.7%
0.8%
0.7%
0.7%
0.7%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2021 HC REIT simple average = 0.7%[7]

TICKER	% INSIDER OWNERSHIP	CEO COMPENSATION = NON-CASH (2020)[4]	CEO MARKET VALUE OF STOCK OWNED (MILLIONS)[5]	3-YEAR TSR[5]	5-YEAR TSR[5]	10-YEAR TSR[5]
WELL	0.2%	68%	$4.6	39%	61%	152%
VTR	0.3%	75%	$39.0	1%	5%	70%
PEAK	0.3%	71%	$12.3	48%	55%	58%
MPW	**1.3%**	**76%**	**$76.8**	**73%**	**160%**	**356%**
HTA	0.5%	55%	$13.4[6]	50%	42%	N/A
OHI	0.4%	78%	$0.1	6%	41%	213%
HR	1.0%	29%	$15.9	25%	27%	162%
DOC	0.9%	52%	$8.1	38%	30%	N/A

Source: S&P Global
1. *2016-2020 average*
2. *Defined as dividends paid and increase in equity market capitalization, less value of common stock issued*
3. *Total Pro Forma Gross Assets for period 2016 - Q1 2022 is further explained in Appendix.*
4. *Most recent year in which all listed company data is available*
5. *Through 12/31/2021*
6. *Former CEO*
7. *Includes CHCT, CTRE, DHC, DOC, GMRE, HR, HTA, LTC, MPW, NHI, OHI, PEAK, SBRA, UHT, VTR, WELL*

14

INVESTING IN COMMUNITIES – GIVING BACK MPT MADE MORE THAN $10 MILLION IN CONTRIBUTIONS TO 200+ DIFFERENT GROUPS IN 2021 Mobile Medical Disaster Relief WHERE WE FOCUS OUR GIVING Birmingham Alabama United States Where we have 229 Our Headquarters City Our Home State facilities in 32 states Europe Australia Where we Where we now have recently opened our APAC properties in seven office in Sydney countries 15

APPENDIX NORMALIZED AND ADJUSTED FUNDS FROM OPERATIONS Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity. 16

NORMALIZED AND ADJUSTED FUNDS FROM OPERATIONS RECONCILIATION (in thousands, except per share data) For the Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 FFO information: Net income attributable to MPT common shareholders $ 89,899 $ 96,991 $ 50,523 $ 139,598 $ 225,048 $ 289,793 $ 1 ,016,685 $ 374,684 $ 431,450 $ 656,021 Participating securities' share in earnings (886) (729) (895) (1,029) (559) (1,409) (3,685) (2,308) (2,105) (2,161) Net income, less participating securities' share in earnings $ 89,013 $96,262 $49,628 $138,569 $224,489 $288,384 $1,013,000 $372,376 $429,345 $653,860 Depreciation and amortization 34,855 37,686 53,938 69,867 96,157 127,559 143,720 183,921 306,493 374,599 (Gain) loss on sale of real estate, net (16,369) (7,659) (2,857) (3,268) (67,168) (7,431) (719,392) (41,560) 2,833 (52,471) Real estate impairment charges - - 5,974 - - - 48,007 21,031 19,006 - Funds from operations $ 107,499 $126,289 $106,683 $205,168 $253,478 $408,512 $485,335 $535,768 $757,677 $975,988 Write-off (recovery) of straight-line rent and other, net 6,456 1,457 2,818 3,928 3,063 5,340 18,002 22,447 26,415 (2,271) Debt refinancing and unutilized financing costs - - 1,698 4,367 22,539 32,574 - 6,106 28,180 27,650 Tax rate and other changes - - - - (3,956) - (4,405) - - 42,746 Acquisition and other transaction costs, net 5,420 19,494 26,389 61,342 52,473 28,453 2,072 - - - Non-cash fair value adjustments - - 44,153 - 7,229 - - (6,908) 18,937 (8,193) Normalized funds from operations $ 1 19,375 $ 147,240 $ 1 81,741 $ 274,805 $ 3 34,826 $ 474,879 $ 5 01,004 $ 5 57,413 $ 8 31,209 $ 1,035,920 Share-based compensation 7,636 8,832 8,694 10,237 7,942 9,949 16,505 32,188 47,154 52,110 Debt costs amortization 3,458 3,558 4,814 6,085 7,613 6,521 7,534 9,675 13,937 17,661 Additional rent received in advance (1,200) (1,200) (1,200) (1,200) (1,200) (1,200) - - - - Rent deferral, net - - - - - - - - (11,393) 2,755 Straight-line rent revenue and other (11,696) (17,039) (22,986) (34,218) (50,687) (82,276) (105,072) (145,598) (238,687) (297,078) Adjusted funds from operations $ 1 17,573 $ 141,391 $ 1 71,063 $ 2 55,709 $ 298,494 $ 4 07,873 $ 4 19,971 $ 4 53,678 $ 6 42,220 $ 8 11,368 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Per diluted share data: Net income, less participating securities' share in earnings $ 0.66 $ 0.63 $ 0.29 $ 0.63 $ 0.86 $ 0.82 $ 2.76 $ 0.87 $ 0.81 $ 1.11 Depreciation and amortization 0.27 0.24 0.31 0.32 0.37 0.37 0.39 0.43 0.57 0.63 (Gain) loss on sale of real estate, net (0.12) (0.04) (0.01) (0.01) (0.26) (0.02) (1.96) (0.10) 0.01 (0.09) Real estate impairment charges - - 0.04 - - - 0.13 0.05 0.04 - Funds from operations $ 0.81 $ 0.83 $ 0.63 $ 0.94 $ 0.97 $ 1.17 $ 1.32 $ 1.25 $ 1.43 $ 1.65 Write-off (recovery) of straight-line rent and other, net 0.04 0.01 0.02 0.02 0.01 0.01 0.05 0.05 0.05 - Debt refinancing and unutilized financing costs - - - 0.02 0.09 0.09 - 0.01 0.05 0.04 Tax rate and other changes - - - - (0.02) - (0.01) - - 0.07 Acquisition and other transaction costs, net 0.05 0.12 0.15 0.28 0.20 0.08 0.01 - - - Non-cash fair value adjustments - - 0.26 - 0.03 - - (0.01) 0.04 (0.01) Normalized funds from operations $ 0.90 $ 0.96 $ 1.06 $ 1.26 $ 1.28 $ 1.35 $ 1.37 $ 1.30 $ 1.57 $ 1.75 Share-based compensation 0.05 0.06 0.05 0.05 0.03 0.03 0.05 0.08 0.09 0.09 Debt costs amortization 0.04 0.02 0.03 0.03 0.02 0.02 0.02 0.02 0.02 0.03 Additional rent received in advance (0.01) (0.01) - (0.01) - - - - - - Rent deferral, net - - - - - - - - (0.02) - Straight-line rent revenue and other (0.09) (0.10) (0.14) (0.16) (0.19) (0.24) (0.29) (0.34) (0.45) (0.50) Adjusted funds from operations $ 0.89 $ 0.93 $ 1.00 $ 1.17 $ 1.14 $ 1.16 $ 1.15 $ 1.06 $ 1.21 $ 1.37 17

TOTAL PRO FORMA GROSS ASSETS RECONCILIATION Total Pro Forma Gross Assets (Unaudited) (Amounts in millions) December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 March 31, 2022 Total Assets $ 6 ,419 $ 9,020 $ 8,844 $ 1 4,467 $ 16,829 $ 20,520 $ 19,818 Add: Real estate commitments on new investments 288 18 865 1 ,989 1 ,901 - - Accumulated depreciation and amortization 325 456 465 570 834 993 1 ,054 1 Incremental gross assets of our joint ventures and other - - 376 564 1,287 1,71 3 1 ,614 Less: 2 Cash used for funding the transactions above and debt repayment (83) (18) (722) (1,061) (421) (897) (249) Total Pro Forma Gross Assets $ 6,949 $ 9,476 $ 9,828 $ 16,529 $ 20,430 $ 22,329 $ 22,237 1 Adjustment to reflect our share of our joint ventures' gross assets and certain lease intangible assets. 2 Includes cash available on hand plus cash generated from activities subsequent to period-end including loan repayments or dispositions, if any Gross assets derived from our consolidated balance sheet for period 2012 - 2015 and represents total assets before accumulated depreciation and amortization. We initiated reporting of total pro forma gross assets in 2017 (with disclosure provided for 2016). Total pro forma gross assets is total assets before accumulated depreciation/amortization, assumes material real estate binding commitments on new investments are fully funded using cash on hand (if available). We believe total pro forma gross assets is useful to investors as it provides a more current view of our portfolio and allows for a better understanding of our concentration levels as our commitments close. 18